Segment reporting - (LBIT)/EBIT (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Reconciliation of (LBIT)/EBIT to net income/(loss) from continuing operations:
Adjusted (LBIT)	$ (46,227)	$ (9,587)	$ (19,000)
Interest income	502	451	559
Equity in earnings of equity investees, net of tax	66,244	22,572	15,180
Interest expenses	(1,631)	(1,404)	(1,516)
Income taxes	(4,331)	(1,605)	(1,343)
Net income/(loss) from continuing operations	$ 14,557	$ 10,427	$ (6,120)